UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2007


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                       001-11421                61-0502302
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


            100 Mission Ridge
        Goodlettsville, Tennessee                                 37072
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 7, 2007, Dollar General Corporation issued a news release regarding results of operations and financial condition for the first quarter ended May 4, 2007. The news release is attached hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein.

ITEM 7.01   REGULATION FD DISCLOSURE.

         The information set forth in Item 2.02 above is incorporated herein by reference.

         On June 7, 2007, the Company issued a news release regarding sales results for the four-week and seventeen-week periods ended June 1, 2007. The news release is attached hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired. N/A
         (b) Pro forma financial information. N/A
         (c) Shell company transactions. N/A
         (d) Exhibits. See Exhibit Index immediately following the signature page hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 7, 2007            DOLLAR GENERAL CORPORATION
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                               By: /s/ Susan S. Lanigan
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                                   Susan S. Lanigan
                                   Executive Vice President and General Counsel

                                  EXHIBIT INDEX


Exhibit No.              Description
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    99.1                 News release dated June 7, 2007 regarding 2007 first
                         quarter financial results.
    99.2                 News release dated June 7, 2007 regarding May 2007
                         sales results.